FINANCIAL STATEMENTS

The accompanying balance sheets of Marine Drive Technologies Inc., (development stage company), (the “Company”) at June 30, 2011 (with comparative figures as at September 30, 2010) and the statements of operations and cash flows for the nine months ended June 30, 2011 and 2010 and for the period from April 28, 2008 (date of inception) to June 30, 2011, have been prepared by the Company’s management in conformity with accounting principles generally accepted in the United States of America.  In the opinion of management, all adjustments considered necessary for a fair presentation of the results of operations and financial position have been included and all such adjustments are of a normal recurring nature.

Operating results for the nine months ended June 30, 2011 are not necessarily indicative of the results that can be expected for the year ending September 30, 2011.

Marine Drive Technologies Inc
(A Development Stage Company)
Balance Sheets
(Unaudited)
	June 30, 2011	September 30, 2010
Assets
Total Assets	$-	$-

LIABILITIES and STOCKHOLDERS' (DEFICIT)

Current
Accounts payable	1,221	-
Advance payable	19,452	-
Advances from related parties	22,941	17,269
Total Current Liabilities	43,614	17,269

Total Liabilities	43,614	17,269

STOCKHOLDERS' (DEFICIT)
Common stock; no par value; 1,000 shares authorized, issued, and outstanding	9	9
Additional Paid–in Capital	-	-
Deficit accumulated during development stage	(43,623)	(17,278)

Total Stockholders’ (deficit)	(43,614)	(17,269)

Total Liabilities and Stockholders’ (Deficit)	$-	$-

The accompanying notes are an integral part of these financial statements

Marine Drive Technologies Inc
(A Development Stage Company)
Statements of Operations
For the Nine Months Ended June 30, 2011 and 2010
And for the Period from April 28, 2008 (date of inception) to June 30, 2011
(UNAUDITED)

	June 30, 2011	June 30, 2010	Cumulative from April 28, 2008 (Inception) to June 30, 2011

Expenses

General and Administrative	$14,674	$5,579	$31,952
Sales and Marketing	11,671	-	11,671

Net loss	$26,345	$5,579	$43,623

Loss per share – basic and diluted	$26.35	$5.58

Weighted Average Shares Outstanding – basic and diluted	1,000	1,000

The accompanying notes are an integral part of these financial statements

Marine Drive Technologies Inc
(A Development Stage Company)
Statements of Cash Flows
For the Nine Months Ended June 30, 2011 and 2010
And for the Period from April 28, 2008 (date of inception) to June 30, 2011
(UNAUDITED)

	June 30, 2011	June 30, 2010	Cumulative from April 28, 2008 (Inception) to June 30, 2011

Cash Flows Used in Operating Activities
Net loss	$(26,345)	$(5,579)	$(43,623)

Changes in balances of assets and liabilities:
Accounts payable	1,221		1,221

Net Cash (Used In) Operating Activities	(25,124)	(5,579)	(42,402)

Net Cash (Used In) Investing Activities	-	-	-

Cash flows from Financing Activities
Proceeds from issuance of common stock			9
Advance from third party	19,452		19,452
Advances from related parties	5,672	5,579	22,941

Net Cash Provided by Financing Activities	25,124	5,579	42,402

Net increase (decrease) in cash	-	-	-

Cash , beginning of period	-	-	-

Cash, end of period	$-	$-	$-

SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION

Cash paid for:
Income taxes	$-	$-	$-

Interest	$-	$-	$-

The accompanying notes are an integral part of these financial statements

MARINE DRIVE TECHNOLOGIES INC.
(A Development Stage Company)

Notes to the Financial Statements
(Unaudited)
June 30, 2011

1.   Basis of presentation
The accompanying unaudited financial statements of Marine Drive Technologies Inc. (“Marine” or “the Company”) have been prepared in accordance with accounting principles generally accepted in the United States of America and the rules of the Securities and Exchange Commission (“SEC”).  Because a precise determination of many assets and liabilities is dependent upon future events, the preparation of financial statements for a period necessarily involves the use of estimates, which have been made using careful judgment.  Actual results may vary from these estimates.

These unaudited financial statements should be read in conjunction with the audited financial statements and notes thereto. In the opinion of management, all adjustments, consisting solely of normal recurring adjustments, necessary for a fair presentation of financial position and the results of operations for the interim periods presented have been reflected herein. The results of operations for interim periods are not necessarily indicative of the results to be expected for the full year.

2.   Nature of operations and going concern

Marine Drive Technologies Inc was incorporated under the laws of the Province of British Columbia on April 28, 2008 as Session 11 Technologies Inc. On November 19th, 2010 the Company changed its name to Marine Drive Technologies Inc. The Company is developing proprietary software and business processes to provide merchants with easy access to a stable and secure mobile commerce transaction engine. The Company intends to attract merchant customers by creating lifestyle vertical m-Commerce platforms such as coupons that target and appeal to highly sought after niche consumers

The accounting policies followed by the Company are set out in the notes to the audited financial statements for the year ended September 30, 2010, and have been consistently followed in the preparation of these financial statements.

 These financial statements have been prepared in accordance with generally accepted accounting principles applicable to a going concern, which assumes that the Company will be able to meet its obligations and continue its operations for its next fiscal year.  Realization values may be substantially different from carrying values as shown and these financial statements do not give effect to adjustments that would be necessary to the carrying values and classification of assets and liabilities should the Company be unable to continue as a going concern.  At June 30, 2011, the Company had not yet achieved profitable operations, had accumulated losses of $43,623 its inception, had a working capital deficit of $43,614, and expects to incur further losses in the development of its business, all of which raises substantial doubt about the Company’s ability to continue as a going concern.  The Company’s ability to continue as a going concern is dependent upon its ability to generate future profitable operations and/or to obtain the necessary financing to meet its obligations and repay its liabilities arising from normal business operations when they come due.

MARINE DRIVE TECHNOLOGIES INC.
(A Development Stage Company)

Notes to the Financial Statements
(Unaudited)
June 30, 2011

The Company expects to continue to incur substantial losses as it executes its business plan and does not expect to attain profitability in the near future.  Since its inception, the Company has funded operations through short-term borrowings and equity investments in order to meet its strategic objectives. The Company's future operations are dependent upon external funding and its ability to execute its business plan, realize sales and control expenses.  Management believes that sufficient funding will be available from additional borrowings and private placements to meet its business objectives including anticipated cash needs for working capital, for a reasonable period of time.  However, there can be no assurance that the Company will be able to obtain sufficient funds to continue the development of its business operation, or if obtained, upon terms favorable to the Company.

3.   Advances

During the nine month period ended June 30, 2011, the Company received advances from a third party of $19,452. These advances do not bear interest and do not have any specific terms of repayment. Total advances due to this third party were $19,452 as of June 30, 2011.

4.   Advances from related parties

During the nine month periods ended June 30, 2011 and 2010, the Company received advances from the President of $5,672 and $5,170, respectively ($22,941 since inception). These advances do not bear interest and do not have any specific terms of repayment.

5.   Common stock

MDTI’s common stock has no par value and no limit on the number of authorized shares.

On April 28, 2008, MDTI issued 1,000 common shares to a director, for services provided to the Company, valued at $9.